Fund Profile

T. Rowe Price
New Income Fund

Important
Information
About This Fund

As of 12/31/96

This profile contains key information about the fund. If you would like more information before you invest, please consult the fund's prospectus. For details about the fund's holdings or recent strategies, please review the fund's most recent annual or semiannual report. The prospectus and reports may be obtained at no cost by calling 1-800-638-5660.

Invest With Confidence
T. Rowe Price

FUND PROFILE

1. What is the fund's goal?

   The fund seeks the highest level of income over time consistent with the preservation of capital.

2. What is the fund's investment program?

   The fund invests mainly in investment-grade debt securities, including but not limited to U.S. government and agency obligations, mortgage-backed securities, and corporate bonds. There are no maturity restrictions on securities the fund buys, but the fund's dollar-weighted average maturity is expected to be between four and 15 years.

3. What is the fund's risk/reward potential?

   Risk: The major influence on share price is changing interest rates: when rates rise, bond prices fall, and vice versa. Credit quality risk, which is the chance that a bond will be downgraded by credit rating agencies or will go into default, is a second source of risk. The fund's price and yield will fluctuate, and you may lose money when you sell shares.

   Reward: The fund's income level should generally be above that of a money market or short-term bond fund and below that of a long-term bond fund. The manager seeks to adjust the fund's average weighted maturity to increase total returns when rates fall and to minimize the negative effects of rising rates.

4. How can I tell if the fund is appropriate for me?

   The fund's goals should match your own. If you seek an attractive level of income and are comfortable accepting principal risk, the fund may be appropriate. You should be willing to ride out inevitable market downturns, which may last for extended periods.

   The fund is appropriate for both regular and tax-deferred accounts, such as IRAs and Keoghs.

5. What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 marketing fees.

   The fund's annual expenses as a percentage of average net assets are shown below. You pay these costs indirectly; they are deducted from the fund's total assets before the daily share price is calculated and before distributions are made.

                      Annual Fund Expenses as a
                   Percentage of Average Net Assets

                 Management fee               0.48%

                 Other expenses               0.27%
                 __________________________________

                 Total fund expenses          0.75%

                       Sample Expenses Over Time

              1 year        3 years        5 years    10 years

                $8            $24            $41         $94

This example shows expenses on a $1,000 investment, assuming a 5% annual return and expense ratio as shown to the left. This is an illustration only; actual expenses and returns will vary.

6. How has the fund performed in the past, and what is its recent yield?

   The bar chart shows the fund's actual performance for each of the last 10 years ended December 31, 1996. This chart indicates the relative volatility of returns from one year to the next. The table next to the bar chart shows the average annual compound returns for various periods ending with the most recent calendar quarter. These average returns smooth out the actual year-to-year returns.

Chart 1 - Calendar Year Total Returns

For the most recent performance and yield information, call
1-800-225-5132.

These figures include changes in principal value, reinvested dividends, and capital gain distributions. Total return represents past performance. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.

30-Day Annualized
Compound Yield
As of 12/31/96 6.75%

                       Average Annual Compound
                     Total Returns as of 12/31/96

                                   Fund     Lipper Average*
              ______________________________________________

              1 year               2.38%         2.49%

              5 years              6.39%         6.76%

              10 years             7.75%         8.09%

*Lipper Average of Corporate Bond Funds A-Rated

7. Who manages the fund?

   The fund is managed by T. Rowe Price Associates. Founded in 1937, T. Rowe Price and its affiliates manage over $93 billion for approximately four million individual and institutional investor accounts. The company offers a comprehensive range of stock, bond, and money market mutual funds directly to the investing public.

   Charles P. Smith has day-to-day responsibility for the fund and has managed investments for T. Rowe Price since 1975.

8. How can I purchase shares?

   Complete the New Account Form and mail it to us with your check. If you want to open an account by bank wire or by exchanging from another T. Rowe Price fund, please call
   1-800-225-5132.

   The minimum initial investment is $2,500 for regular accounts, $1,000 for retirement plans and gifts or transfers to minors, and $50 for Automatic Asset Builder accounts.

9. How can I sell shares or close my account?

   You may redeem or sell any portion of your account on any business day. Just write to us or call. We also offer easy exchanges among our family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

10. When will I receive distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. Income and any other short-term gains are taxable at ordinary income rates, and any long-term gains are taxable at the current capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.

11. What services are available?

   A wide range, including but not limited to:
   o    free checkwriting;
   o    easy exchanges;
   o    timely fund reports and investment information;
   o retirement plans for individuals and large and small businesses (e.g., IRA, SEP, Keogh, 401(k), 403(b), etc.);
   o automated information and transaction services by telephone or personal computer;
   o    electronic transfers between your fund and bank accounts;
   o    automatic investing and automatic exchange; and
   o    discount brokerage.

To Open an Account
Investor Services
1-800-638-5660
1-410-547-2308

For Existing Accounts
Shareholder Services
1-800-225-5132
1-410-625-6500

For Yields and Prices
Tele*Access(registered trademark)
1-800-638-2587
24 hours, 7 days

For Information via the Internet
http://www.troweprice.com

T. Rowe Price OnLine
Call us at 1-800-541-3036 for more information on this complete financial management service.

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202

Invest With Confidence
T. Rowe Price

PROF-NIF-TST  1/22/97
T. Rowe Price Investment Services, Inc., Distributor

CHART 1 - Calendar Year Total Returns: the chart shows the fund's actual performance in each of the calendar years since its inception or for the last decade, whichever is applicable. The chart is updated on an annual basis. In addition to showing actual performance for any particular year, it also gives the investor a visual of the fund's volatility of returns.